Supplement dated September 20, 2013
to the Classes A, B, C, and P Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 14, 2013, March 28, 2013, April 2, 2013, May 9, 2013, and June 14, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Global Diversified Income Fund
On or about November 6, 2013, under the Principal Investment Strategies heading, delete the paragraph that begins “A portion of the Fund's assets is invested in publicly-listed infrastructure companies” and substitute:
A portion of the Fund's assets is invested in publicly-listed infrastructure companies (domestic and foreign public utility, energy, and transportation companies). Publicly-listed infrastructure equity securities trade on an exchange and include companies involved to a significant extent in providing products, services or equipment for: transportation (including toll roads, airports, railways, and ports); the generation, transmission or distribution of electricity, gas or water (utilities); or telecommunications activities as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy.

On or about November 6, 2013, under the under the Management and Sub-Advisors headings, add the following:

Colonial First State Asset Management (Australia) Limited

MANAGEMENT OF THE FUNDS
The Sub-Advisors

On or about November 6, 2013, add the following:

Sub-Advisor:
Colonial First State Asset Management (Australia) Limited (“Colonial First State”), Level 3, Darling Park Tower 1, 201 Sussex Street, Sydney NSW 2000, is a global asset manager, which has experience across a range of asset classes and specialist investment sectors.  Colonial First State manages investments on behalf of institutional investors, pension funds, wholesale distributors and platforms, financial advisers and their clients.

Colonial First State is one of the sub-advisors for the publicly-listed infrastructure portion of the Global Diversified Income Fund.